Exhibit 10.18

WORDLOGIC CORPORATION

SUBSCRIPTION AGREEMENT

(THE “AGREEMENT”)

The undersigned subscriber (the “Subscriber”) hereby subscribes for and agrees to purchase 600,000 units (the “Securities”) of WORDLOGIC CORPORATION, (the “Company”) at a price of US$0.10 per Security, each Security consisting of one common share (a “Share”) in the capital of the Company and one non-transferable share purchase warrant (the “Warrant”), for aggregate proceeds of US$60,000 (the “Funds”), all on the terms and subject to the conditions set forth in Schedule “A” attached hereto. Each Warrant entitles the Subscriber hereof to purchase one additional common share (the “Warrant Share”) in the capital of the Company for a period of 24 months from the date of issuance of the Securities, at a price of US$0.15 per share.

EXECUTION BY SUBSCRIBER

PAMELA A VANDY
Name of Subscriber

247 Judges Row
Signature of Individual Subscriber or	Address of Subscriber
Authorized Signatory of Subscriber
(if Subscriber is not an individual)	Qualicum Beach, BC V9K 1G7

Number and type of securities of the Company	Name of Contact Person, if Subscriber not an individual
directly and indirectly held by the Subscriber
250-752-8373
Telephone Number of Subscriber or Contact Person

250-752-8373
Facsimile Number of Subscriber or Contact Person

Executed by the Subscriber this 31st day of March, 2010.

Please complete the following section if you require the certificate(s) representing the Securities to appear in the name of an intermediary, such as your broker or RRSP, or require the certificate(s) to be delivered to an address other than that shown above.

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Name to appear on certificate(s)	Name and account reference, if applicable

Account reference, if applicable	Contact Person

Address of Intermediary	Address for Delivery

Telephone Number of Contact Person

ACCEPTED by the Company this 31st day of March, 2010.

WORDLOGIC CORPORATION

Per: /s/ Franklin Evanshen

Authorized Signatory

Schedule “A”

In consideration of the covenants and agreements herein, and the payment of one dollar made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

Delivery of Documents and Funds

The Subscriber hereby delivers to the Company at 2400 - 650 West Georgia Street, Vancouver, British Columbia, V6B 4N7:

1.

a completed and executed copy of this Agreement;

2.

a completed Schedule “C”;

3.

if the Subscriber is a U.S. Person, a completed and executed Accredited Investor Questionnaire attached as Schedule “D” and in the case of a subscription for the Securities by Subscriber acting as trustee or agent for a principal, the Subscriber shall provide the Company an Accredited Investor Questionnaire in the form set forth in Schedule “D” for each trust , beneficial owner and/or principal for which the Subscriber is acting as trustee or agent; and

4.

a certified check or bank draft for the Funds made payable to “WORDLOGIC CORPORATION”

Closing

The closing of the transactions contemplated by this Agreement (the “Closing”) will take place as subscriptions are received by the Company.

At Closing, the Company will deliver to the Subscriber the certificates representing the Securities purchased by the Subscriber registered in the name of the Subscriber or as directed on the cover page of this Agreement.

Subscriber’s Representations, Warranties, Covenants, Acknowledgements and Agreements

1.

The Subscriber represents and warrants to the Company, and acknowledges that the Company is relying on these representations and warranties to, among other things, ensure that it is complying with all of the applicable securities legislation, that:

(a)

the Subscriber is purchasing as principal and is:

(i)

an “accredited investor” (as that term is defined in MI 45-103 and set out in Schedule “B” to this Agreement); OR

(ii)

purchasing a sufficient number of Securities such that the aggregate acquisition cost to the Subscriber of such Securities is not less than Cdn.$97,000, and the Subscriber has not been formed, created, established or incorporated for the purpose of permitting the purchase of the Securities without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost for such Securities is less than Cdn.$97,000;

(b)

if the Subscriber is a resident of an “International Jurisdiction” (which means a jurisdiction other than British Columbia), then:

(i)

the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities legislation of the International Jurisdiction which would apply to this subscription, if there are any;

(ii)

the Subscriber is purchasing the Securities and Warrant Shares pursuant to exemptions under the securities legislation of that International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities legislation of the International Jurisdiction without the need to rely on exemptions; and

(iii)

the applicable securities legislation does not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii) and (iii) above to the satisfaction of the Company, acting reasonably;

(c)

if the Subscriber is a U.S. Person (as defined under Regulation S promulgated under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), which definition includes an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person), then:

(i)

the Subscriber understands that the Securities and, upon exercise of the Warrants, the Warrant Shares have not been and will not be registered under the U.S. Securities Act or any applicable state securities laws, and that the sale contemplated hereby is being made in reliance on an exemption from registration pursuant to Rule 506 of Regulation D under the U.S. Securities Act to accredited investors (as that term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act, (an “Accredited Investor”)); AND

(ii)

the Subscriber agrees that if it decides to offer, sell or otherwise transfer any of the Securities (including the Warrant Shares) , it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

(A)

the sale is to the Company;

(B)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) (or such successor rule or regulation then in effect), if applicable, and in compliance with applicable state securities laws and it has prior to such sale furnished to the Company an opinion of counsel, in a form reasonably satisfactory to the Company regarding compliance with Rule 904 and any applicable state securities laws;

(C)

the sale is made pursuant to an exemption from the registration requirements under the U.S. Securities Act provided by Rule 144A or 144 thereunder, if available, and in accordance with any applicable state securities laws and it has prior to such sale furnished to the Company an opinion of counsel, in a form reasonably satisfactory to the Company regarding compliance with Rule 144A or 144, as applicable, and any applicable state securities laws; or

(D)

the Securities and Warrant Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws, and it has prior to such sale furnished to the Company an opinion of counsel, in a form reasonably satisfactory to the Company; AND

(iii)

the Subscriber understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, the certificates representing the Securities, the Warrants, and, upon exercise of the Warrants, the Warrant Shares shall bear, in addition to any legend(s) required by Canadian securities laws and policies, the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE U.S. SECURITIES ACT .. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF APPLICABLE (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW OR (2) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IF SUCH TRANSFER IS PURSUANT TO (B) OR (C), ABOVE, THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THE EFFECT THAT SUCH SALE IS BEING MADE IN ACCORDANCE WITH THE U.S. SECURITIES ACT, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY.”

and that, in addition to the foregoing legend, the certificates representing the Shares , the Warrants and, upon exercise of the Warrants, the Warrant Shares shall bear, in addition to any legend(s) required by Canadian securities laws and policies, the following legend:

“DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE , AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.”

and that all certificates representing the Shares, Warrants and, upon exercise of the Warrants, the Warrant Shares will bear the same legend; provided, that if the Shares , the Warrants, or the Warrant Shares are being sold outside of the United States in accordance with Rule 904 of Regulation S, the legend may be removed by providing a declaration to the Company’s registrar and transfer agent in such form as the Company may prescribe, including an opinion of counsel that such sale complies with the requirements of the U.S. Securities Act; AND

(iv)

the Subscriber acknowledges that any person who exercises a Warrant will be required to provide to the Company either:

(A)

written certification that it is not a U.S. Person (having the meaning given in Regulation S) and that such Warrant is not being exercised within the United States or on behalf of, or for the account or benefit of a U.S. Person;

(B)

written certification that it was an original subscriber for the Warrants who was a U.S. Person at the time of the acquisition of the Warrants and the representations and warranties made by such person in connection with the acquisition of such Warrants remain true and correct on the date of exercise; or

(C)

a written opinion of counsel or other evidence satisfactory to the Company to the effect that the Warrant Shares , as applicable, have been registered under the U.S. Securities Act and applicable state securities laws or are exempt from registration thereunder;

(d)

the Subscriber acknowledges that:

(i)

no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities or the Warrant Shares;

(ii)

there is no government or other insurance covering the Securities or the Warrant Shares;

(iii)

there are risks associated with the purchase of the Securities and the Warrant Shares;

(iv)

there are restrictions on the Subscriber’s ability to resell the Securities and the Warrant Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities and the Warrant Shares ;

(v)

the Subscriber is restricted from using certain of the civil remedies available under the applicable securities legislation ;

(vi)

the Subscriber may not receive information that might otherwise be required to be provided to the Subscriber under the applicable securities legislation if the exemptions were not being used ;

(vii)

the Company is relieved from certain obligations that would otherwise apply under the applicable securities legislation if the exemptions were not being used; and

(viii)

the Company is relying on exemptions in applicable securities laws from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities and the Subscriber understands that the exemptions release the Company from the requirements to provide the Subscriber with a prospectus and to sell Securities and the Warrant Shares through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring Securities pursuant to those exemptions, certain protections, rights and remedies provided by the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Subscriber;

(e)

the Subscriber is subscribing for the Securities as principal for its own account and not for the benefit of any other person (within the meaning of applicable securities laws) and not with a view to resale or distribution of all or any of the Units or, if it is not subscribing as principal, it acknowledges that the Company may be required by law to disclose to certain regulatory authorities the identity of each beneficial Subscriber for the Securities for whom it is acting;

(f)

in the case of a subscription for the Securities by the Subscriber acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for another person or entity, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of each such beneficial person, each of whom is subscribing for its own account, not for the benefit of any other person and not with a view to the resale or distribution of the Shares, Warrants or Warrant Shares, and this Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, such principal, and the Subscriber acknowledges that the Company may be required by law to disclose the identity of each beneficial Subscriber for whom the Subscriber is acting;

~~(g)~~

the offer and sale of these Securities and the Warrant Shares was not accomplished by an advertisement or other general solicitation (and the Subscriber has not attended any seminar or meeting whose attendees have been invited by general solicitation or general advertisement) and the Subscriber was not induced to purchase these Securities and the Warrants Shares as a result of any advertisement or general solicitation made by the Company; and

(h)

if the Subscriber is a corporation, the Subscriber is a valid and subsisting corporation and was not organized for the purpose of acquiring the Securities, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Subscriber is an individual, a partnership, syndicate, trust or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon the Company executing and delivering this Agreement, this Agreement will constitute a legal, valid and binding contract of the Subscriber enforceable against the Subscriber in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result, in a breach or violation of any law applicable to the Subscriber, any constating documents of the Subscriber or any agreement to which the Subscriber is a party or by which the Subscriber is bound;

2.

this subscription is given for valuable consideration and may not be withdrawn or revoked by the Subscriber;

3.

the Company may for any reason, at any time before acceptance of this Agreement, terminate the offering of Securities and, upon termination, the Company will return the Funds to the Subscriber without interest or deduction;

4.

the Securities and the Warrant Shares will be subject to the following resale or transfer restrictions:

(a)

the Securities will be subject to resale restrictions under applicable securities legislation including resale restrictions under the Securities Act (British Columbia) which include a hold period of at least four months;

(b)

the Subscriber will not be able to resell, assign or otherwise dispose of the Securities or the Warrant Shares unless they are subsequently distributed under a prospectus, registration statement or in compliance with all applicable resale restrictions;

(c)

the Company may be required to legend the certificates representing the Securities and the Warrant Shares regarding these and any other restrictions on resale; and

(d)

the Company is under no obligation to qualify the resale of the Securities or the Warrant Shares under a prospectus or registration statement, or assist the Subscriber in complying with any exemption from the prospectus or registration statement requirements or resale restrictions set out under applicable securities legislation;

5.

the Subscriber will not resell, assign or otherwise dispose of the Securities or the Warrant Shares other than in accordance with all applicable securities legislation and the requirements of any exchange or over-the-counter market upon which any securities of the Company are then listed;

6.

the Subscriber’s investment in the Securities and the Warrants Shares is speculative and involves a high degree of risk, substantial financing for the Company may be required in the future, and there is no assurance that any such additional financing can be obtained;

7.

the Subscriber is able to bear the economic risks of an investment in the Securities and the Warrants Shares, including, without limiting the generality of the foregoing, the risk of losing part or all of the Funds, and the inability to sell, convert, exchange or transfer the Securities and Warrant Shares at a price which would enable the Subscriber to recoup his, her or its investment in the Securities;

8.

o ther than any persons to whom the Company has agreed to pay a brokerage or finder’s fee, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Securities, the Subscriber covenants to indemnify and hold harmless the Company with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

9.

the Subscriber, and each beneficial person for whom it is contracting hereunder, have been advised to consult their own legal advisors with respect to trading in the Shares, Warrants, and the Warrant Shares and with respect to the resale restrictions imposed by the securities laws of the state in which the Subscriber resides, the U.S. Securities Act and the rules and regulations thereunder, and any other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or beneficial persons for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the securities laws (including the U.S. Securities Act) and other applicable securities laws;

10.

the Subscriber will execute, deliver, file and otherwise assist the Company in filing, any report, undertaking or document with respect to the purchase, sale, conversion or exchange of the Securities and Warrant Shares as required by counsel for the Company;

11.

the Subscriber hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from, any document which has been executed by the Subscriber and delivered to the Company with respect to this Subscription;

12.

if, for any reason, the offering of Securities is terminated or the Subscriber’s subscription is rejected, the Subscriber will have no claims against the Company, its directors and officers, shareholders, agents, advisors, and affiliates and shall have no interest in the Company or in any property or assets of the Company;

13.

Subscriber acknowledges that there are risks associated with the purchase of and investment in the Shares, Warrants, and the Warrant Shares and the Subscriber, and each beneficial person for whom it is contracting hereunder, is knowledgeable, sophisticated and experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Shares, Warrants, and the Warrant Shares, fully understands the restrictions on resale of the Shares, Warrants, and the Warrant Shares and is able to bear the economic risk of an investment in the Shares, Warrants and the Warrant Shares;

14.

the Subscriber is familiar with the aims and objectives of the Company and the proposed use of the proceeds received by the Company from the sale of the Securities and the Warrant Shares and is aware of the risk and other characteristics of an investment in the Securities and the Warrant Shares ;

15.

in evaluating the merits and risks of an investment in the Securities, the Subscriber has relied solely upon the advice of his, her or its legal, tax and investment advisors or any oral or written statement made by, or on behalf of, the Company or its advisors;

16.

THE SUBSCRIBER IS RESPONSIBLE FOR OBTAINING HIS, HER OR ITS OWN LEGAL, INVESTMENT AND TAX ADVICE;

17.

the Company may pay a commission or fee in respect of the sale of the Securities;

18.

the Subscriber and each beneficial person for whom it is acting is a resident in the jurisdiction set out on the face page of this Agreement. Such address was not created and is not used solely for the purpose of acquiring the Securities or the Warrant Shares and the Subscriber and any beneficial person was solicited to purchase in such jurisdiction and is acquiring the Securities and the Warrant Shares for its own account or for the account of another Accredited Investor (as defined in Rule 501(a) of Regulation D under the U.S. Securities Act) over which the Subscriber exercises sole investment discretion, and as to which the Subscriber has the authority to make the statements set forth in this Agreement, in each case not with a view to, or for offer or sale in connection with, any resale, distribution or other disposition of the Securities or the Warrant Shares in any transaction that would be in violation of the U.S. Securities Act or applicable state securities laws; and

19.

The Subscriber, if an individual, is at least 21 years of age. If Subscriber is an association or entity, each individual member of the association or entity is at least 21 years of age. If Subscriber is acquiring the Securities for the account of another person, such person, if an individual, is at least 21 years of age, or if such person is an association or entity, each individual member of the association or entity is over 21 years of age.

Reliance Upon Representations, Warranties, Covenants, Acknowledgements and Agreements

The Subscriber acknowledges that the representations, warranties, covenants, acknowledgements and agreements contained in this Agreement are made with the intent that they may be relied upon by the Company, and the Subscriber hereby agrees to indemnify the Company , its officers, directors, employees and agents against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur caused or arising from their reliance thereon. The Subscriber covenants that the foregoing representations, warranties, covenants, acknowledgements and agreements will be true at the time of execution of this Agreement and at the date of issuance of the Securities and agrees that they shall survive the purchase by the Subscriber of the Securities.

Representations and Warranties of the Company

The Company represents and warrants that:

(a)

the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdiction in which it is incorporated;

(b)

the Company is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where required under the laws of those jurisdictions;

(c)

the issued capital of the Company consists of 43,266,800 shares of common stock and no shares of preferred stock, and the outstanding shares of the Company are fully paid and non-assessable;

(d)

the Company will reserve or set aside sufficient shares in its treasury to issue the Warrant Shares on exercise of the Warrants;

(e)

the issue and sale of the Securities by the Company does not and will not conflict with, and does not and will not result in a breach of, any of the terms of the Company’s incorporating documents or any agreement or instrument to which the Company is a party; and

(f)

this Agreement has been or will be by the Closing, duly authorized by all necessary corporate action on the part of the Company, and the Company has full corporate power and authority to undertake the offering;

Indemnity

The Subscriber agrees to indemnify and hold harmless the Company and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Company in connection herewith.

Offering

This offering of securities forms part of a larger offering of similar securities being made by the Company. The offering is not subject to any minimum subscription level and the Subscriber acknowledges that he, she or it may be the only subscriber to the offering.

Costs

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber, including any fees and disbursements of any advisor retained by the Subscriber relating to the purchase of the Securities, shall be borne by the Subscriber.

Governing Law

This Agreement is governed by the laws of the province of British Columbia. The Subscriber, in his, her or its personal or corporate capacity and, if applicable, on behalf of each beneficial subscriber for whom he, she or it is acting, irrevocably attorns to the jurisdiction of the courts of British Columbia.

Survival

The representations, warranties, covenants, acknowledgements and agreements contained in this Agreement shall survive the Closing and will continue in full force and effect and be binding upon the Subscriber notwithstanding any subsequent disposition by the Subscriber of the Securities.

Enurement

This Agreement will enure to the benefit of and be binding upon the Subscriber and the Company and their respective heirs, administrators, representatives, successors and permitted assigns.

Assignment

This Agreement is not transferable or assignable.

Counterparts

This Agreement may be executed in as many counterparts as may be necessary and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument.

Schedule “B”

ACCREDITED INVESTOR EXEMPTION:

In order to qualify under this exemption, you must be one of the following:

(a)

a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

(b)

the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

(c)

an association under the Cooperative Credit Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act,

(d)

a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(e)

a person or company registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

(f)

an individual registered or formerly registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e),

(g)

the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada,

(h)

a municipality, public board or commission in Canada,

(i)

any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(j)

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

(k)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

(l)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

(m)

a person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements,

(n)

a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

(o)

a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts,

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account,

B-1

(q)

a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of advisor or is exempt from registration as a portfolio manager or the equivalent category of adviser,

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded,

(s)

an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

(t)

a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

* for the purposes of paragraph (k) above,

“financial assets” means cash and securities; and

“related liabilities” means

(a)

liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)

liabilities that are secured by financial assets.

B-2

Schedule “C”

Exemption Relied Upon. The Subscriber represents to the Company that the Subscriber is (tick one or more of the following boxes):

(a) an accredited investor* (complete (1) below):	.

(b) undertaking a purchase of $97,000 or more of Securities:	.

*See the definitions in Schedule “B” to this Agreement.

(1)

If you are an accredited investor, please describe how you qualify based on the definition in Schedule “B” to this Agreement.

Paragraph ______________

Description of Qualifications _____________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

C-1

Schedule “D”

U.S. ACCREDITED INVESTOR CERTIFICATE

The undersigned Subscriber hereby certifies that it is an Accredited Investor as that term is defined in Regulation D adopted pursuant to the Securities Act of 1933, as amended (the “Act”). The specific category(s) of Accredited Investor applicable to the undersigned is checked below. ALL REFERENCES TO DOLLAR AMOUNTS IN THIS SCHEDULE “D” ARE TO THE LAWFUL CURRENCY OF THE UNITED STATES.

_____

(a) a bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

_____

(b) any private business development company as defined in Section 202(a)(22) of the 1940 Act;

_____

(c) any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities , with total assets in excess of $5,000,000;

_____

(d) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Act ;

_____

(e) any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000;

_____

(f) any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____

(g) any entity in which all of the equity owners are Accredited Investors as set forth above.

IN WITNESS WHEREOF, the undersigned has executed this Accredited Investor Certificate this day of __________________ , 2010.

____________________________________________

Signature

____________________________________________

Printed Name

D-1